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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   August 27, 1998
                                                   -------------------

                             ECC International Corp.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

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

       001-8988                                   23-1714658
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(Commission File Number)                (I.R.S. Employer Identification No.)
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175 Strafford Avenue
Suite 116
Wayne, Pennsylvania                                          19087-3377
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (610) 687-2600
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

         On August 27, 1998, ECC International Corp. (the "Company") announced that it has reduced its workforce by 24 full-time positions, or approximately 5 percent. The 24 positions represent personnel located in the Company's principal System Design and Production Center in Orlando, Florida. The affected employees were notified on August 26, 1998. The Company also announced that the Company's Board of Directors has approved a plan to wind down and discontinue the operations of the Company's UK-based subsidiary, ECC Simulation Limited. The Company expects the wind down to be completed by March 1999.

         The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         99                Press Release


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 28, 1998                            ECC INTERNATIONAL CORP.
                                             -----------------------------------
                                                       (Registrant)



                                             By:   /s/ Relland M. Winand
                                                --------------------------------
                                                   Relland M. Winand
                                                   Vice President, Finance


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                                  EXHIBIT INDEX


Exhibit
Number            Description
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  99              Press Release